CCC OF NEW JERSEY, INC.
                 197 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494

                                                                  Exhibit 10.187
                                                            As of March 30, 1999

CareMatrix of Princeton (SNF), Inc.
197 First Avenue
Needham, Massachusetts 02494

      Re: Lease dated as of August 7, 1998, by and between CCC of New Jersey, Inc. ("Chancellor"), as landlord, and CareMatrix of Princeton (SNF), Inc. ("CareMatrix"), as tenant (the "Lease")

Ladies and Gentlemen:

      This letter agreement is intended to confirm our understanding with respect to certain aspects of the above-referenced Lease, and to acknowledge the payment by you of certain amounts in connection therewith. Capitalized terms used herein and not defined herein shall have the meanings for such terms set forth in the Lease.

      CareMatrix and Chancellor hereby confirm and agree that in connection with our entering into the Lease, CareMatrix agreed to bear all expenses incurred in connection with the operation of the Leased Property, including, without limitation, that certain working capital loan from The Chase Manhattan Bank in the original principal amount of $2,000,000 (the "W/C Loan").

      We hereby acknowledge that we have received from you today the sum of $2,000,000, which amount has been used by us to payoff and discharge in full all obligations under the W/C Loan.

      Please indicate your acknowledgement and agreement to the matters set forth herein by signing the enclosed counterpart of this letter where indicated and returning it to the undersigned.


                                                Very truly yours,

                                                CCC OF NEW JERSEY, INC.

                                                By:/s/ Abraham D. Gosman
                                                   ------------------------
                                                Name:
                                                Title:
                                                hereunto duly authorized

Acknowledged and agreed as of this 30th day of March, 1999

CAREMATRIX OF PRINCETON (SNF), INC.

By:/s/ David B. Currie
   -------------------
Name: David B. Currie
Title:VP
hereunto duly authorized